Exhibit 32.1

Certification

Pursuant to 18 U.S.C. Section 1350,

As Adopted

Pursuant to Section 906 of the

Sarbanes - Oxley Act of 2002

In connection with the Annual Report of ChinaNet Online Holdings, Inc. (the “Company”), on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), each of the undersigned of the Company, certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Handong Cheng
Name: Handong Cheng
Title:  Chief Executive Officer
April 16, 2012

By:  /s/ Zhige Zhang
Name: Zhige Zhang
Title:  Chief Financial Officer
April 16, 2012